================================================================================
                                  ANNUAL REPORT
================================================================================

          1997
          1997
          1997
          1997
          1997      [PHOTOGRAPH]


                    Smith Barney
                    Natural Resources
                    Fund Inc.
                    ---------------------------
                    October 31, 1997



             [LOGO] Smith Barney Mutual Funds
                    Investing for your future.
                    Every day.

========================================
Smith Barney Natural Resources Fund Inc.
========================================

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Natural Resources Fund Inc. ("Fund") for the year ended October 31, 1997. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended October 31, 1997, the Class A, B, and C shares of the Fund generated a total return of 2.67%, 1.95% and 2.04%, respectively (excluding sales charges). These compare with the average return of 15.20% for the natural resources funds tracked by Lipper Analytical Services, Inc. ("Lipper") (Lipper is a major fund-tracking organization.)

The Fund's gold sector allocation acted as a drag on performance. During the fiscal year, the price of gold fell from $377 per ounce on October 31, 1996 to $311.40 on October 31, 1997, and has continued to slide since then. The Fund's weighting in gold was reduced in April 1997. While the Fund's gold sector holdings continued to hurt performance in the second half of the year, other sectors helped the Fund's relative performance.

Most of the other sectors of the Fund contributed positively to performance. In particular, the energy services sector provided outstanding performance, due to earnings growth rates that were among the highest in the entire market. The paper sector of the Fund also performed well, as paper prices recovered from their lows over the course of the year. In addition, the aluminum sector of the portfolio also contributed positively to the Fund's performance during the year. We will discuss these sectors of the portfolio in greater detail later on in this report.

Some Effects of Asian Economic Turmoil

During the period from July to December 1997, a number of Asian economies have experienced major currency devaluations. These devaluations have in turn led to other, more serious problems, such as banking failures and corporate bankruptcies. Thailand, Malaysia and Indonesia were perceived to be the economically weaker countries in Southeast Asia, primarily because of their dependence on inflows of foreign capital. Sensing this weakness, currency speculators attacked these currencies in the month of October forcing the countries to devalue in rapid succession. Since that time, a similar wave of devaluations has spread to other larger economies such as South Korea and Taiwan.

During the month of October, the Fund declined by 8.3%, as investors reacted to the events in Southeast Asia by selling the stocks of economically sensitive companies. Since the natural resource sectors depend on economic activity, they were particularly hard hit by these market developments.

Growth in Southeast Asia will be slower than it would otherwise have been as a result of the turmoil of the past few months. Despite the impact of these events, we still expect the natural resource industries to be a good place to invest over the next several years.

We are not saying that the natural resource industries will be unaffected by the Asian economic crisis -- they will, as will companies throughout corporate America. Economic activity is increasingly global, so the effect of currency devaluations of 30%-40% in Southeast Asia can be profound. For the United States, imported goods will become cheaper, and it will be more difficult for exporters to manufacture goods at competitive prices. In addition, as part of International Monetary Fund ("IMF") loan packages, Thailand, Malaysia and South Korea have been forced to accept certain austerity measures.

The austerity measures imposed by the IMF should cause these economies to slow over the next year. In addition, the Japanese economy appears to be reaching the climatic end of an eight-year decline, with several well-publicized failures of banks and securities firms occurring over the past three months. The big question is whether this combination of weaker Asian currencies and financial difficulties in Japan will prevent continued growth in the U.S. economy.

The possibility of a slowdown in the domestic economy and deflationary effects of the rampant devaluations cannot be ignored, but we think these issues are being overblown. One factor in particular that is being overlooked is the beneficial effects of lower interest rates on the domestic economy. With cheaper imported goods now available, it will be difficult for consumer goods manufacturers to raise prices. In addition, the Federal Reserve Bank will probably be reluctant to raise interest rates, since doing so could hurt the already weak economies in the Far East. In fact, long-term interest rates have come down since the Asian economic turmoil began. These lower interest rates should allow the American economy to continue growing moderately, despite the negative effects of events in Asia.

The Compelling Case for Natural Resources

Have recent events caused us to abandon our belief that the natural resource industries will experience unprecedented growth in the next decade? The short answer is no. Capitalism is gaining acceptance in more parts of the world than ever before, and therefore affecting more people than ever before. Under capitalist systems, economies should grow faster over the long run than they would under Communist or closed systems. The reason for this is simple -- capitalist countries allocate resources more efficiently -- thereby allowing their economies to grow faster than under centrally-planned models. Throughout the world, from Russia to South Korea and even to Japan, one sees the failures of state managed economies to efficiently allocate resources.

In the long term, recent events could prove to be a major positive. One of the biggest concerns in the different industries we follow has been rapid expansion of capacity in the emerging markets. In the paper industry, for example, massive capacity additions in the years 1994-1996 helped derail the industry growth taking place at that time. Some of those expansions are best described as reckless, as they occurred with little regard for their impact on the overall market. If one of the effects of the recent turmoil is to make capital less available for these types of expansions -- to make new projects go through a higher level of scrutiny -- then we think that's good for the natural resource markets in the long term.

The chart below shows per capita use of hydrocarbon in various parts of the world. In each case, the people of the more populous world use far less of these items than those of us who live in developed countries. We think this chart nicely illustrates the world's inexorable march upward in terms of per capita resource consumption. These rising levels of consumption should lead to periods of stronger demand and pricing for many natural resources.

                         Per Capita Hydrocarbon Demand

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                         1985              1990           1994
                                         ----              ----           ----
USA                                      36.8              37.9           38.6
Canada                                   34.1              37.9           38.7
Japan                                    15.6              18.4           20
United Kingdom                           16.4              17.2           18.7
S. Korea                                  4.7               9.2           16.2
Malaysia                                  6.6               8.3           10.6
Thailand                                  2.2               3.5            4.9
Indonesia                                 1.6               2.1            2.5
China                                     0.7               0.8            1
India                                     0.5               0.6            0.7

           Source: Simmons & Co., International, presented by Matthew R. Simmons

The Fund's Three Basic Investment Strategies

The Fund seeks to provide investors with long-term capital appreciation by investing primarily in natural resource investments. In order to achieve this goal, we employ three basic investment strategies. First, we seek out good businesses with high, sustainable returns on capital that are selling at attractive valuations relative to the overall market. Second, we seek to make contrarian bets on out-of-favor industries where we see a high probability of improvement over a one- to two-year period. Lastly, we hold a portfolio of companies that are seeking to capitalize on resource development opportunities around the world. The following sections are examples of how we employ these strategies.

Investment Strategy #1: Seek out good businesses with high returns on invested capital that are selling at attractive prices in the stock market.

Example: Wolverine Tube, Inc. (1.2% of Fund's investments as of October 31,
         1997)

Wolverine Tube is a leading manufacturer of specialty copper tubing for use in commercial and residential air conditioning, refrigeration, appliances, plumbing and chemical manufacturing. The company's highest margin products are used as heat exchanges in commercial air conditioning and refrigeration systems. We purchased a position in Wolverine in July, after the company announced that it would not meet Wall Street earnings expectations. The reason cited was lower than expected air conditioning demand due to an unusually cool summer in North America. We took advantage of the stock price weakness that followed this announcement to establish a position in Wolverine. Our average purchase price is $28.50 per share. At that price, we paid approximately 13 times estimated 1997 earnings, and 10 times estimated 1998 earnings.

We believe that Wolverine has a solid business, with an average return on equity of 22% over the past five years. Equally as important, the company generates significantly more cash than needed for reinvestment to keep its plants and equipment in good working condition. This excess cash flow will be available to pay down debt, buy back stock, build new plants or to make acquisitions in related lines of business. The company has historically done the vast majority of business in North America, but in 1998 it will begin shipping product from its first facility in China. Air conditioning and refrigeration are mature businesses in the developed world, but we believe they offer exciting long-term growth prospects in the hot, humid climates of Southeast Asia.

Investment Strategy #2: Make contrarian sector bets in out-of-favor industries where we believe prospects are likely to improve over a one- to two-year time horizon.

Example: Sons of Gwalia Ltd. (2.2% of Fund's investments as of October 31,
         1997)

The gold industry must be placed at the top of anyone's list of presently out-of-favor industries. A number of well-publicized sales of gold by central banks in Europe, Australia and Argentina, and fear that more central banks would like to follow suit, have helped propel the price of gold to twelve-year lows as this report is being written. While the negatives can be clearly articulated, we feel there are some positive factors hiding beneath some rocks that have yet to be explored by the markets. At the current gold price, 35% of the world's mine production is unprofitable. If prices remain this low, we will begin to see a rash of mine closures and gold company bankruptcies. Those companies that survive the present downturn should emerge as stronger, more profitable competitors. With regard to gold company stock prices, we believe that gold fund liquidations and end-of-year tax selling are driving prices to unreasonably low levels.

We think Sons of Gwalia, one of the Fund's largest holding in the gold sector, is particularly well positioned to withstand the current downturn. This company has ten years of future production hedged at approximately $430 per ounce. In the fiscal year ending June 1998, the company should earn approximately 0.45 Australian dollars (A$) per share and generate cash flow of about A$1.15 per share. At a recent price of A$3.50, the stock is selling at seven times earnings and three time cash flow. In addition, the company pays a dividend of A$0.25, which equates to a yield of 7.1%. Given its strong, stable cash flow, Sons of Gwalia can take advantage of the current downturn by acquiring weaker rivals.

Investment Strategy #3: Invest in minerals exploration and development opportunities around the world.

Example: Canadian Fracmaster Ltd. (3.4% of Fund's investments as of October 31,
         1997)

Canadian Fracmaster provides pressure pumping services, well stimulation and specialized drilling services to the oil and gas industry. Its two main areas of operation are Canada, which accounts for about 35% of revenues, and the Former Soviet Union, which accounts for about 60% of revenues. Oil and gas producers in Canada need to drill record numbers of new wells over the next two years to provide enough gas to fill the four major pipeline expansion projects taking place over that time. This fact is demonstrated by a rig count that is currently at record levels, and is projected to reach new records over the next year.

The Canadian business is great, but the Russian business is even more interesting to us. Fracmaster has been in Russia for over ten years, and the results of that effort are beginning to show. The Russian oil companies are financially much stronger today than at any time in the past several years, and many of them are preparing to access the world's capital markets through stock offerings in London and New York. Major integrated oil companies, such as British Petroleum and Royal Dutch Shell, are investing billions of dollars in the Russian oil sector. Fracmaster, because of the relationships it has built up over the past ten years, is well positioned to benefit from the increased investment needed to rehabilitate the Russian oil industry. Because of the backlog of rehabilitation activity required, Fracmaster's management believes it can grow the Russian side of its business by at least 30% per year over the next five years.

We expect earnings to increase 50% plus in 1998 versus 1997, and to continue growing at a rapid rate thereafter. At a recent price of 19.50 Canadian dollar, the stock sells for 19 times estimated 1997 earnings and 12.5 times estimated earnings for 1998. These figures represent a significant discount to the earnings multiples of many U.S. oil service firms.

Natural Resources Outlook For 1998

Many of the stocks in the resource industries have corrected by more than 20% since the events of this fall began, while the broad market indices have almost fully recovered. While some of the resource sectors will have difficulty in the coming quarters, we think a number will do quite well. The aluminum industry, for one, looks to be poised for better times in 1998. Inventories of metal on the London Metal Exchange continue to trend downward, an indicator that worldwide demand exceeds supply. Very little new capacity is scheduled to begin production over the next two years, so further inventory draw downs could lead to a major improvement in aluminum prices. Our holdings in the aluminum sector are Aluminum Co. of America, Alumax, Billiton and Commonwealth Industries, which represent roughly 8% of the Fund's investments as of October 31, 1997.

We are also encouraged about prospects for the titanium industry. This industry went through a protracted downturn in the early 1990's, due to a combination of lower commercial aircraft orders and the end of the Cold War (which reduced military demand for the metal). Since that time, the commercial aircraft industry has recovered, and appears poised for several more years of strong growth. In addition, the industry is finding new uses for metal, such as golf clubs, oil and gas development, automobiles and sporting equipment. Success in these new applications, especially the use of titanium in offshore energy development, could add unprecedented stability to this traditionally cyclical industry. We think this success, if achieved, would add significantly to the multiples investors are willing to pay for these stocks. Our holdings in the titanium industry include Titanium Metals Corp. and RMI Titanium Co., and these positions represent roughly 5% of the Fund's investments as of October 31, 1997.

The energy service sector has been one of the best-performing sectors of the Fund's portfolio over the past two years. Despite this fact, we think this industry will continue to see rapid earnings growth and stock price appreciation through the first half of 1998. This sector represents roughly 17% of the Fund's investments as of October 31, 1997.

Lastly, we think the paper industry is poised to provide good returns in 1998. In the very near term, the Asian crisis has caused a reduction in demand and pricing, but we think these conditions are temporary because of an expected lack of new supply over the next two years. In addition, we are very encouraged by the capital discipline being displayed by the major North American and European producers, most of whom are resisting the urge to build new capacity. We expect paper prices to recover in 1998, and think the industry may also benefit from a wave of consolidations.

Our largest holdings in the commodity paper sector include Champion International and Asia Pacific Resources International Holdings Ltd. The last company is based in Indonesia, and should benefit from the recent currency devaluation in that country, since their product is sold in U.S. dollars. The paper sector of the portfolio represents roughly 12% of the Fund's investments as of October 31, 1997.

Conclusion

The year just past has been a rocky one for the Fund's performance. However, the best time to invest in a sector is often when it is out-of-favor in the stock market. Crowd psychology being what it is, potential future returns usually are the highest when the investment case appears the weakest. Conversely, when most investors are convinced that a sector is the best way to build wealth, expected returns probably are much lower than the crowd believes. While natural resources investing definitely is out of favor, we continue to believe that expected returns over the next three to five years should be higher than those for the S&P 500.

Thank you for your investment in the Smith Barney Natural Resources Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.


Sincerely,


/s/ Heath B. McLendon                       /s/ John G. Goode

Heath B. McLendon                           John G. Goode
Chairman                                    Vice President and
                                            Investment Officer


/s/ David Stadlin

David Stadlin
Investment Officer

December 10, 1997

========================================================================================
 Historical Performance -- Class A Shares
========================================================================================
                      Net Asset Value
                     -----------------
                     Beginning   End     Income    Capital Gain     Return      Total
Year Ended            of Year  of Year  Dividends  Distributions  of Capital  Returns(1)
========================================================================================
10/31/97              $22.95    $23.23    $0.33       $0.00          $0.00       2.67%
----------------------------------------------------------------------------------------
10/31/96               16.50     22.95     0.00        0.00           0.00      39.09
----------------------------------------------------------------------------------------
10/31/95               21.44     16.50     0.00        0.00           0.00     (23.04)
----------------------------------------------------------------------------------------
10/31/94               18.89     21.44     0.00        0.00           0.00      13.50
----------------------------------------------------------------------------------------
10/31/93               13.27     18.89     0.00        0.00           0.00      42.35
----------------------------------------------------------------------------------------
10/31/92               13.93     13.27     0.06        0.00           0.03      (4.09)
----------------------------------------------------------------------------------------
10/31/91               13.63     13.93     0.00        0.00           0.00       2.20
----------------------------------------------------------------------------------------
10/31/90               16.96     13.63     0.21        0.00           0.11     (18.18)
----------------------------------------------------------------------------------------
10/31/89               16.43     16.96     0.00        0.00           0.00       3.23
----------------------------------------------------------------------------------------
10/31/88               18.58     16.43     0.00        0.90           0.00      (7.56)
========================================================================================
Total                                     $0.60       $0.90          $0.14
========================================================================================

========================================================================================
 Historical Performance -- Class B Shares
========================================================================================
                      Net Asset Value
                     -----------------
                     Beginning   End     Income    Capital Gain     Return      Total
Year Ended            of Year  of Year  Dividends  Distributions  of Capital  Returns(1)
========================================================================================
10/31/97              $22.32    $22.60    $0.15       $0.00          $0.00       1.95%
----------------------------------------------------------------------------------------
10/31/96               16.15     22.32     0.00        0.00           0.00      38.20
----------------------------------------------------------------------------------------
10/31/95               21.14     16.15     0.00        0.00           0.00     (23.60)
----------------------------------------------------------------------------------------
10/31/94               18.75     21.14     0.00        0.00           0.00      12.75
----------------------------------------------------------------------------------------
Inception*-10/31/93    13.35     18.75     0.00        0.00           0.00      40.45+
========================================================================================
Total                                     $0.15       $0.00          $0.00
========================================================================================

========================================================================================
 Historical Performance -- Class C Shares
========================================================================================
                      Net Asset Value
                     -----------------
                     Beginning   End     Income    Capital Gain     Return      Total
Year Ended            of Year  of Year  Dividends  Distributions  of Capital  Returns(1)
========================================================================================
10/31/97              $22.32    $22.62    $0.15       $0.00          $0.00       2.04%
----------------------------------------------------------------------------------------
10/31/96               16.16     22.32     0.00        0.00           0.00      38.12
----------------------------------------------------------------------------------------
Inception*-10/31/95    20.63     16.16     0.00        0.00           0.00     (21.67)+
========================================================================================
Total                                     $0.15       $0.00          $0.00
========================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return
================================================================================
                                                 Without Sales Charge(1)
                                      ------------------------------------------
                                      Class A         Class B           Class C
================================================================================
Year Ended 10/31/97                    2.67%            1.95%            2.04%
--------------------------------------------------------------------------------
Five Years Ended 10/31/97             12.17              N/A              N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/97               3.11              N/A              N/A
--------------------------------------------------------------------------------
Inception* through 10/31/97            4.75            11.29             3.37
================================================================================

                                                 With Sales Charge(2)
                                      ------------------------------------------
                                      Class A         Class B           Class C
================================================================================
Year Ended 10/31/97                   (2.47)%          (3.05)%           1.04%
--------------------------------------------------------------------------------
Five Years Ended 10/31/97             11.02              N/A              N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/97               2.58              N/A              N/A
--------------------------------------------------------------------------------
Inception* through 10/31/97            4.26            11.16             3.37
================================================================================

================================================================================
Cumulative Total Return
================================================================================
                                                  Without Sales Charge(1)
================================================================================
Class A (10/31/87 through 10/31/97)                      35.88%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/97)                    70.46
--------------------------------------------------------------------------------
Class C (Inception* through 10/31/97)                    10.40
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
 Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                  the Smith Barney Natural Resources Fund Inc.
              vs. MSCI World Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                          October 1987 -- October 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Smith Barney Natural                         Standard & Poor's
                   Resources Fund Inc.     MSCI World Index       500 Index
                  --------------------     ----------------    -----------------
10/31/87               $ 9,500                  $10,000            $10,000
10/88                  $ 8,782                  $12,084            $11,475
10/89                  $ 9,065                  $13,778            $14,500
10/90                  $ 7,417                  $12,294            $13,415
10/91                  $ 7,580                  $14,314            $17,897
10/92                  $ 7,270                  $13,645            $19,678
10/93                  $10,349                  $17,422            $22,611
10/94                  $11,746                  $18,845            $23,484
10/95                  $ 9,039                  $20,735            $29,687
10/96                  $12,573                  $24,226            $36,838
10/31/97               $12,909                  $28,004            $48,663

+ Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1987, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Morgan Stanley Capital International World Index ("MSCI World Index") is an arithmetic average weighted by the market value performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include the reinvestment of dividends. The indexes are unmanaged and not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Portfolio Highlights (unaudited)                                October 31, 1997
================================================================================

Portfolio Breakdown

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                Repurchase Agreement                  6.0%
                Aluminum                              7.7%
                Metals                                4.6%
                Chemical                              4.9%
                Energy Services                      16.6%
                Exploration & Production             15.9%
                Refining & Marketing                  4.7%
                Gold                                 14.0%
                Other                                 5.3%
                Paper                                11.4%
                Platinum                              1.7%
                Real Estate                           2.0%
                Steel                                 5.2%

                                                                Percentage of
Top Five Countries                                            Total Investments
================================================================================
United States                                                        67.2%
Canada                                                               10.3
Australia                                                             6.9
South Africa                                                          3.1
Indonesia                                                             1.9

                                                                Percentage of
Top Ten Common Stock Holdings                                 Total Investments
================================================================================
Canadian Fracmaster Ltd.                                              3.4%
Buckeye Cellulose Corp.                                               3.4
United Meridian Corp.                                                 3.1
Aluminum Co. of America                                               2.9
Louis Dreyfus Natural Gas Corp.                                       2.7
Schnitzer Steel Industries, Inc., Class A Shares                      2.5
Titanium Metals Corp.                                                 2.5
Dresser Industries, Inc.                                              2.5
Newmont Mining Corp.                                                  2.5
BJ Services Co.                                                       2.4

====================================================================================================================================

Schedule of Investments                                                                                             October 31, 1997

====================================================================================================================================


           SHARES                                               SECURITY                                                   VALUE
====================================================================================================================================


STOCKS -- 93.1%
====================================================================================================================================

Aluminum -- 7.7%
             75,000    Alumax Inc.*                                                                                     $  2,437,500

             50,000    Aluminum Co. of America                                                                             3,650,000

            430,000    Billiton PLC*                                                                                       1,249,245

            130,000    Commonwealth Industries Inc.                                                                        2,291,250

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           9,627,995

------------------------------------------------------------------------------------------------------------------------------------

Chemical -- 4.9%
             30,000    Eastman Chemical Co.                                                                                1,788,750

            100,000    International Specialty Products, Inc.*                                                             1,493,750

            140,000    Wellman, Inc.                                                                                       2,843,750

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           6,126,250

------------------------------------------------------------------------------------------------------------------------------------

Energy Services -- 16.6%
             36,000    BJ Services Co.*                                                                                    3,051,000

            137,900    Canadian Fracmaster Ltd.                                                                            2,299,965

            205,000    Canadian Fracmaster Ltd. Installment Receipts*                                                      2,036,906

             75,000    Dresser Industries, Inc.                                                                            3,159,375

             50,000    Enron Corp.                                                                                         1,900,000

            100,000    Global Industries Ltd.*                                                                             2,012,500

             75,000    Noble Drilling Corp.*                                                                               2,667,188

             32,000    Pe Ben Oilfield Services Ltd.*                                                                        132,860

            160,000    Ryan Energy Technologies Inc.*                                                                      1,464,869

            113,500    Willbros Group, Inc.*                                                                               2,213,250

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          20,937,913

------------------------------------------------------------------------------------------------------------------------------------

Exploration & Production -- 15.9%
            681,000    Abacan Resource Corp.*                                                                              2,128,125

            168,000    Baytex Energy Ltd., Class A Shares*                                                                 2,265,436

            260,000    Canrise Resources Ltd.*                                                                             1,383,960

            150,888    Louis Dreyfus Natural Gas Corp.*                                                                    3,338,397

             25,000    Ocean Energy, Inc.*                                                                                 1,543,750

            100,000    Oryx Energy Co.*                                                                                    2,756,250

             70,000    Triton Energy Ltd.*                                                                                 2,738,750

            115,000    United Meridian Corp.*                                                                              3,902,813

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          20,057,481

------------------------------------------------------------------------------------------------------------------------------------

Gold -- 14.0%
             58,109    Atlas Corp.*                                                                                           14,527

            668,329    Aurora Gold Ltd.*                                                                                     942,211

            244,000    Crown Resources Corp.*                                                                              1,311,500

            483,100    El Callao Mining Corp.*                                                                               277,722

             28,106    Emperor Mines Ltd.*                                                                                    13,868

            150,000    Golden Star Resources Ltd.*                                                                           675,000

            400,000    JCI Ltd.                                                                                            1,703,896

          1,000,000    Meekatharra Minerals Ltd.*                                                                            158,603

            750,000    Nelson Gold Corp. Ltd.*                                                                               292,761



                      See Notes to Financial Statements.

====================================================================================================================================

Schedule of Investments (continued)                                                                                 October 31, 1997

====================================================================================================================================


           SHARES                                               SECURITY                                                   VALUE
====================================================================================================================================


Gold -- 14.0% (continued)
             90,000    Newmont Mining Corp.                                                                             $  3,150,000

          2,043,717    Normandy Mining Ltd.                                                                                2,232,957

            212,212    Normandy Mining Ltd. Warrants, Expire 4/30/01*                                                         31,414

            400,000    Ourominas Minerals Inc.*                                                                              116,395

            300,000    Ourominas Minerals Inc. Special Warrants, Expire 6/13/98*                                              87,296

            100,000    Ourominas Minerals Inc. Warrants, Expire 2/14/99*                                                           0

            150,000    Philex Gold Inc.*+                                                                                    468,417

            299,600    Ranger Minerals NL*                                                                                   707,480

            100,000    Reunion Mining PLC*                                                                                   162,659

          1,050,400    Sons of Gwalia Ltd.                                                                                 2,792,152

          2,187,666    Tanami Gold NL*                                                                                       262,155

            284,060    Western Areas Gold Mining Co. Ltd.                                                                  1,658,615

             94,171    Western Areas Gold Mining Co. Ltd. Unsponsored ADR*                                                   549,855

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          17,609,483

------------------------------------------------------------------------------------------------------------------------------------

Metals -- 4.6%
            110,000    RMI Titanium Co.*                                                                                   2,557,500

            102,000    Titanium Metals Corp.*                                                                              3,187,500

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           5,745,000

------------------------------------------------------------------------------------------------------------------------------------

Other -- 5.3%
             80,000    Alyn Corp.*                                                                                         1,040,000

             60,000    American Standard Co., Inc.*                                                                        2,145,000

          3,750,000    Austral Coal Ltd.*                                                                                  1,083,784

          2,602,533    Australian Kaolin Ltd.*                                                                               495,322

          1,450,000    Kenmare Resources PLC*                                                                                382,961

             50,700    Wolverine Tube, Inc.*                                                                               1,571,700

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           6,718,767

------------------------------------------------------------------------------------------------------------------------------------

Paper -- 11.4%
            612,500    Asia Pacific Resources International Holdings Ltd., Class A Shares*                                 2,411,719

            102,000    Buckeye Cellulose Corp.*                                                                            4,233,000

             45,000    Champion International Corp.                                                                        2,483,438

             70,000    Mercer International, Inc.                                                                            717,500

             50,000    Schweitzer-Mauduit International, Inc.                                                              2,106,250

             45,000    Union Camp Corp.                                                                                    2,438,437

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          14,390,344

------------------------------------------------------------------------------------------------------------------------------------

Platinum -- 0.8%
             50,000    Stillwater Mining Co.*                                                                              1,037,500

------------------------------------------------------------------------------------------------------------------------------------

Real Estate -- 2.0%
            125,000    Del E. Webb Corp.                                                                                   2,492,187

------------------------------------------------------------------------------------------------------------------------------------

Refining & Marketing -- 4.7%
             45,000    Tosco Corp.                                                                                         1,485,000

             75,000    Ultramar Diamond Shamrock Corp.                                                                     2,315,625

             70,000    Valero Energy Corp.                                                                                 2,104,375

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           5,905,000

------------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

====================================================================================================================================

Schedule of Investments (continued)                                                                                 October 31, 1997

====================================================================================================================================


           SHARES                                               SECURITY                                                   VALUE
====================================================================================================================================


Steel -- 5.2%
             85,000    Olympic Steel, Inc.*                                                                             $  1,275,000

            110,000    Schnitzer Steel Industries, Inc., Class A Shares                                                    3,203,750

            100,000    Tubos de Acero de Mexico SA*                                                                        2,064,133

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           6,542,883

------------------------------------------------------------------------------------------------------------------------------------


                       TOTAL STOCKS
                       (Cost -- $111,567,692)                                                                            117,190,803

====================================================================================================================================

            FACE
           AMOUNT                                               SECURITY                                                   VALUE
====================================================================================================================================


CONVERTIBLE NOTE -- 0.9%
====================================================================================================================================

Platinum -- 0.9%
         $1,200,000    Stillwater Mining Co., 7.000% due 5/1/03+
                       (Cost -- $1,235,000)                                                                                1,170,000

====================================================================================================================================

REPURCHASE AGREEMENT -- 6.0%
          7,509,000    CIBC Wood Gundy Securities Inc., 5.590% due 11/3/97;
                       Proceeds at maturity $7,512,498; (Fully collateralized by
                       U.S. Treasury Note, 6.125% due 5/15/98;
                       Market value -- $7,659,341) (Cost -- $7,509,000)                                                    7,509,000

====================================================================================================================================

                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $120,311,692**)                                                                         $125,869,803

====================================================================================================================================


 *   Non-income producing security.

 + Security is exempt from registration under Rule144A of the Securities Act of 1993. This security may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

================================================================================
Statement of Assets and Liabilities                             October 31, 1997
================================================================================
ASSETS:
  Investments, at value (Cost-- $120,311,692)                     $ 125,869,803
  Foreign currency (Cost-- $238,012)                                    235,832
  Cash                                                                   10,313
  Receivable for securities sold                                      1,472,867
  Receivable for Fund shares sold                                       107,496
  Dividends and interest receivable                                      44,182
--------------------------------------------------------------------------------
  Total Assets                                                      127,740,493
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                   8,138,811
  Payable for securities purchased                                      361,978
  Options written (Note 5)                                              250,000
  Management fees payable                                                74,634
  Distribution fees payable                                              21,403
  Payable for open forward foreign currency contracts (Note 6)            5,553
  Accrued expenses                                                      187,831
--------------------------------------------------------------------------------
  Total Liabilities                                                   9,040,210
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 118,700,283
================================================================================
NET ASSETS:
  Par value of capital shares                                     $       5,198
  Capital paid in excess of par value                               115,042,826
  Overdistributed net investment income                                (329,174)
  Accumulated net realized loss from security
    transactions, options and foreign currencies                     (1,543,834)
  Net unrealized appreciation of investments,
    options and foreign currencies                                    5,525,267
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 118,700,283
================================================================================
Shares Outstanding:
  Class A                                                             1,958,283
  ------------------------------------------------------------------------------
  Class B                                                             2,956,616
  ------------------------------------------------------------------------------
  Class C                                                               282,628
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $23.23
  ------------------------------------------------------------------------------
  Class B*                                                               $22.60
  ------------------------------------------------------------------------------
  Class C**                                                              $22.62
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)              $24.45
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).


                       See Notes to Financial Statements.

================================================================================
Statement of Operations                      For the Year Ended October 31, 1997
================================================================================
INVESTMENT INCOME:
  Dividends                                                         $ 1,230,955
  Interest                                                              392,909
  Less: Foreign withholding tax                                         (30,941)
--------------------------------------------------------------------------------
  Total Investment Income                                             1,592,923
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            1,012,447
  Distribution fees (Note 2)                                            957,382
  Shareholder and system servicing fees                                 305,103
  Registration fees                                                     120,001
  Audit and legal                                                        48,199
  Shareholder communications                                             46,498
  Custody                                                                34,799
  Directors' fees                                                        31,250
  Other                                                                   7,049
--------------------------------------------------------------------------------
  Total Expenses                                                      2,562,728
--------------------------------------------------------------------------------
Net Investment Loss                                                    (969,805)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)          11,409,937
    Options purchased                                                   (60,239)
    Options written                                                     311,087
    Foreign currency transactions                                        95,290
--------------------------------------------------------------------------------
  Net Realized Gain                                                  11,756,075
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments,
  Options and Foreign Currencies:
    Beginning of year                                                12,674,567
    End of year                                                       5,525,267
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                            (7,149,300)
--------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies               4,606,775
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 3,636,970
================================================================================


                       See Notes to Financial Statements.

===============================================================================================================
Statements of Changes in Net Assets                                             For the Years Ended October 31,
===============================================================================================================

                                                                              1997                    1996
===============================================================================================================
OPERATIONS:
  Net investment loss                                                    $    (969,805)          $    (363,384)
  Net realized gain                                                         11,756,075              13,520,028
  Increase (decrease) in net unrealized appreciation                        (7,149,300)             12,191,702
---------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                     3,636,970              25,348,346
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (1,377,238)                     --
---------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                                             (1,377,238)                     --
---------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                                         351,964,263             544,169,046
  Net asset value of shares issued for
    reinvestment of dividends                                                1,321,529                      --
  Cost of shares reacquired                                               (368,936,754)           (491,629,316)
---------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
  Fund Share Transactions                                                  (15,650,962)             52,539,730
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                          (13,391,230)             77,888,076
NET ASSETS:
  Beginning of year                                                        132,091,513              54,203,437
---------------------------------------------------------------------------------------------------------------
  End of year*                                                           $ 118,700,283           $ 132,091,513
===============================================================================================================
* Includes undistributed (overdistributed) net investment income:            $(329,174)               $969,082
===============================================================================================================


                       See Notes to Financial Statements.

================================================================================
 Notes to Financial Statements
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney Natural Resources Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing;
(c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $79,303 was reclassified to paid-in capital. Net investment income, net realized

================================================================================
Notes to Financial Statements (continued)
================================================================================

gains and net assets were not affected by this change; (k) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. For the year ended October 31, 1997, SB received sales charges of $115,000 on sales of the Fund's Class A shares and brokerage commissions of $9,000.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended October 31, 1997, CDSCs paid to SB were approximately:

                                                          Class B      Class C
================================================================================
CDSCs                                                     $193,000     $8,000
================================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended October 31, 1997, total Distribution Plan fees incurred were:

                                              Class A      Class B     Class C
================================================================================
Distribution Plan Fees                       $131,379     $750,082     $75,921
================================================================================

     All officers and one Director of the Fund are employees of SB.

     3. INVESTMENTS

     During the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $134,863,362
--------------------------------------------------------------------------------
Sales                                                               145,274,719
================================================================================

     At October 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 17,882,434
Gross unrealized depreciation                                       (12,324,323)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 5,558,111
================================================================================

     4. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

================================================================================
Note to Financial Statements (continued)
================================================================================

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At October 31, 1997, there were no open futures contracts.

     5. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     At October 31, 1997, the Fund had no open purchased call or put option contracts.

     When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

================================================================================
Note to Financial Statments (continued)
================================================================================

     The following covered call option transactions occurred during the year ended October 31, 1997:

                                                         Number of
                                                         Contracts     Premium
================================================================================
Options written, outstanding at October 31, 1996             500      $ 126,620
Options written during the year ended October 31, 1997     7,242      1,124,317
Options cancelled in closing purchase transactions        (3,700)      (557,316)
Options expired                                           (1,575)      (164,889)
Options exercised                                         (1,467)      (317,740)
--------------------------------------------------------------------------------
Options written, outstanding at October 31, 1997           1,000      $ 210,992
================================================================================

     The following represents the covered call option written contracts at October 31, 1997:

 Number of                                                   Strike
 Contracts                                     Expiration     Price      Value
================================================================================
Covered Call Options Written
   1,000   Global Industries                    12/22/97      $20.00    $250,000
--------------------------------------------------------------------------------
           (Premium received -- $210,992)
================================================================================

     6. FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 1997, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements are as follows:

                                    Local      Market   Settlement   Unrealized
Foreign Currency                  Currency      Value      Date         Loss
================================================================================
To Sell:
Australian Dollar                  873,322    $615,667    11/5/97      $(5,302)
--------------------------------------------------------------------------------
To Buy:
Australian Dollar                    6,744       4,754    11/3/97          (42)
Australian Dollar                    3,533       2,491    11/5/97          (57)
Canadian Dollar                    150,400     106,758    11/3/97         (152)
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
   Foreign Currency Contracts                                          $(5,553)
================================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

     7. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     8. CONCENTRATION OF RISK

     The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     The Fund also intends to invest at least 65% of its assets in natural resource-related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

     9. CAPITAL LOSS CARRYFORWARD

     At October 31, 1997, the Fund had, for Federal income tax purposes, approximately $2,320,000 of capital loss carryforwards available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                                         10/31/99      10/31/00
================================================================================
Carryforward Amounts                                    $1,000,000    $1,320,000
================================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

     10. CAPITAL SHARES

     At October 31, 1997, the Fund had three billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At October 31, 1997, total paid-in capital amounted to the following for each class:

                                     Class A          Class B          Class C
================================================================================
Total Paid-in Capital              $56,792,027      $52,616,787      $5,639,210
================================================================================

     Transactions in shares of each class were as follows:

                                                       Year Ended                                   Year Ended
                                                    October 31, 1997                             October 31, 1996
                                          -----------------------------------           -----------------------------------
                                             Shares                Amount                  Shares               Amount
===========================================================================================================================
Class A
Shares sold                                12,511,559          $ 290,617,251             19,586,022          $ 402,810,122
Shares issued on
  reinvestment                                 32,875                752,525                     --                     --
Shares redeemed                           (12,787,207)          (297,753,915)           (19,074,759)          (393,472,638)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                      (242,773)         $  (6,384,139)               511,263          $   9,337,484
===========================================================================================================================
Class B
Shares sold                                 2,489,353          $  56,140,451              6,446,926          $ 130,177,104
Shares issued on
  reinvestment                                 22,934                513,732                     --                     --
Shares redeemed                            (2,869,859)           (64,659,897)            (4,726,657)           (93,497,561)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                      (357,572)         $  (8,005,714)             1,720,269          $  36,679,543
===========================================================================================================================
Class C
Shares sold                                   230,260          $   5,206,561                533,568          $  11,181,820
Shares issued on
  reinvestment                                  2,466                 55,272                     --                     --
Shares redeemed                              (290,629)            (6,522,942)              (228,398)            (4,659,117)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                       (57,903)         $  (1,261,109)               305,170          $   6,522,703
===========================================================================================================================

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                             1997           1996(1)           1995            1994              1993
====================================================================================================================================

Net Asset Value, Beginning of Year                        $22.95           $16.50          $21.44           $18.89           $13.27
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
  Net investment income (loss)                             (0.12)            0.08           (0.23)*          (0.06)           (0.02)

  Net realized and unrealized gain (loss)                   0.73             6.37           (4.71)            2.61             5.64
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                         0.61             6.45           (4.94)            2.55             5.62
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
  Net investment income                                    (0.33)              --              --               --               --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                        (0.33)              --              --               --               --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                              $23.23           $22.95          $16.50           $21.44           $18.89
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                2.67%           39.09%         (23.04)%          13.50%           42.35%

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                           $45,488          $50,521         $27,884          $41,370          $20,097
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
  Expenses                                                  1.51%            1.62%           1.99%            1.81%            2.17%

  Net investment income (loss)                             (0.32)            0.15           (1.46)           (0.34)           (0.14)

------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                      101%             120%             40%              50%             108%

------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
  paid on equity transactions(2)(3)                        $0.01            $0.02           $0.02               --               --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(3) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%.

 *   Includes realized gains and losses from foreign currency transactions.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class B Shares                                             1997          1996(1)          1995            1994           1993(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                        $22.32          $16.15          $21.14          $18.75          $13.35
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
  Net investment loss                                      (0.27)          (0.09)          (0.22)*         (0.33)          (0.15)
  Net realized and unrealized gain (loss)                   0.70            6.26           (4.77)           2.72            5.55
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                         0.43            6.17           (4.99)           2.39            5.40
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
  Net investment income                                    (0.15)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                        (0.15)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                              $22.60          $22.32          $16.15          $21.14          $18.75
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                1.95%          38.20%         (23.60)%         12.75%          40.45%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                           $66,819         $73,969         $25,747         $37,704         $40,895
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
  Expenses                                                  2.18%           2.29%           2.62%           2.54%           2.98%+
  Net investment loss                                      (0.99)          (0.83)          (2.11)          (1.06)          (0.96)+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                      101%            120%             40%             50%            108%
Average commissions per share
  paid on equity transactions(3)(4)                        $0.01           $0.02           $0.02              --              --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from November 6, 1992 (inception date) to October 31, 1993.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%.

 *   Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class C Shares                               1997        1996(1)     1995(2)
================================================================================
Net Asset Value, Beginning of Year          $22.32       $16.16       $20.63
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)               (0.23)        0.05        (0.29)*
  Net realized and unrealized gain (loss)     0.68         6.11        (4.18)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.45         6.16        (4.47)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.15)          --           --
--------------------------------------------------------------------------------
Total Distributions                          (0.15)          --           --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                $22.62       $22.32       $16.16
--------------------------------------------------------------------------------
Total Return                                  2.04%       38.12%      (21.67)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $6,393       $7,602         $572
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    2.12%        2.25%        2.69%+
  Net investment loss                        (0.92)       (0.21)       (1.97)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        101%         120%          40%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)(4)          $0.01        $0.02        $0.02
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%.

 *   Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Natural Resources Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Natural Resources Fund Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 1994 were audited by other auditors whose report thereon, dated December 29, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Natural Resources Fund Inc. as of October 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                   /s/  KPMG Peat Marwick LLP


New York, New York
December 18, 1997

Smith Barney                                  SMITH BARNEY
Natural Resources                             ---------------------------------
Fund Inc.                                     A Member of TravelersGroup [LOGO]

Directors                             Investment Manager
Herbert Barg                          and Administrator
Alfred J. Bianchetti                  Smith Barney Mutual Funds
Martin Brody                          Management Inc.
Dwight B. Crane
Burt N. Dorsett                       Distributor
Elliot S. Jaffe                       Smith Barney Inc.
Stephen E. Kaufman
Joseph J. McCann                      Custodian
Heath B. McLendon, Chairman           The Chase Manhattan Bank
Cornelius C. Rose, Jr.
                                      Shareholder
James J. Crisona, Emeritus            Servicing Agent
                                      First Data Investor Services Group, Inc.
Officers                              P.O. Box 9134
Heath B. McLendon                     Boston, MA 02205-9134
President and
Chief Executive Officer


Lewis E. Daidone
Senior Vice President
and Treasurer                         This report is submitted for the general
                                      information of the shareholders of
                                      Smith Barney Natural Resources Fund
John Goode                            Inc. It is not authorized for distribution
Vice President and                    to prospective investors unless
Investment Officer                    accompanied or preceded by a current
                                      Prospectus for the Fund, which contains
David Stadlin                         information concerning the Fund's
Investment Officer                    investment policies and expenses as well
                                      as other pertinent information.

Irving P. David
Controller


Christina T. Sydor                    Smith Barney
Secretary                             Natural Resources
                                      Fund Inc.
                                      388 Greenwich Street
                                      New York, New York 10013

                                      FD0299 12/97